UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2023

Rocky Mountain Chocolate Factory, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36865	47-1535633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

265 Turner Drive
Durango, Colorado 81303
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code: (970) 259-0554

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	RMCF	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01. Changes in Registrant’s Certifying Accountant

On August 15, 2023, the audit committee (the “Audit Committee”) of Rocky Mountain Chocolate Factory, Inc. (the “Company”) received notice from Plante & Moran, PLLC (“Plante Moran”), the Company’s independent registered public accounting firm, regarding Plante Moran’s decision to not stand for re-election as the Company’s independent registered public accounting firm.

Notwithstanding the foregoing, Plante Moran will continue to provide services through and until the completion of its review of the Company’s consolidated financial statements for the six months ending August 31, 2023. The Audit Committee intends to conduct a competitive selection process to determine the Company’s independent registered public accounting firm for the fiscal year ending February 28, 2024.

The reports of Plante Moran on the consolidated financial statements of the Company as of and for the years ended February 28, 2023 and 2022 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

Additionally, during the years ended February 28, 2023 and 2022 and through the date of this Current Report on Form 8-K, there were no disagreements between the Company and Plante Moran on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Plante Moran, would have caused Plante Moran to make reference to the subject matter of the disagreements in connection with its reports for such fiscal years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K, except for the disclosure of the material weakness in the Company's internal controls over financial reporting as disclosed in Part II, Item 9A of the Company's Annual Report on Form 10-K for the year ended February 28, 2023.

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided Plante Moran with a copy of the disclosures in this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the “Commission”) and requested Plante Moran furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated August 18, 2023, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 4.01 is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

16.1	Letter from Plante & Moran, PLLC

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROCKY MOUNTAIN CHOCOLATE FACTORY, INC.

Date: August 21, 2023	By:	/s/ A. Allen Arroyo
A. Allen Arroyo, Chief Financial Officer